Exhibit 10.3

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

FORM OF COMMON STOCK PURCHASE WARRANT

INSEEGO CORP.

Warrant Shares: [•]	Initial Exercise Date: June [•], 2024

Issue Date: June [•], 2024

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, [•] or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after June [•], 2024 (the “Initial Exercise Date”) and on or prior to 6:30 p.m., New York City time, on June [•], 2028 (the “Termination Date”), but not thereafter, to subscribe for and purchase from Inseego Corp., a Delaware corporation (the “Company”), up to [•] shares (as adjusted from time to time as provided in Section 2) of common stock, par value $0.001 per share, of the Company (the “Common Stock”) (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price (as defined in Section 1(b)). Except as otherwise defined herein, capitalized terms used in this Warrant shall have the meanings set forth in Section 5.

Section 1 Exercise.

(a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part (but not as to fractional shares), at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency that the Company may designate by notice to the registered Holder at the address of the Holder appearing on the books of the Company) of an appropriately completed and duly executed Notice of Exercise in the form annexed hereto as Annex I (the “Notice of Exercise”) and the aggregate Exercise Price for the Warrant Shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required.

(b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $12.12, subject to adjustment hereunder (the “Exercise Price”).

(c) Mechanics of Exercise.

(i)	Delivery of Warrant Shares Upon Exercise.

(1) Warrant Shares purchased hereunder shall be transmitted by the Transfer Agent to the Holder following receipt of the Notice of Exercise and payment of the aggregate Exercise Price by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144, as set forth in Section 4, and otherwise by physical delivery of a certificate or a book-entry notation, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) one (1) Trading Day after the delivery to the Company of the Notice of Exercise, (ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”).

1

(2) Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares; provided, however, that if payment of the Exercise Price, if applicable, is not received by the Company with such Notice of Exercise, the Holder shall be deemed to have become the holder of record of the Warrant Shares specified in such Notice of Exercise one (1) Trading Day following the Company’s receipt of the Exercise Price therefor.

(3) The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise to the Company.

(ii) Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within two (2) Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within two (2) Business Days of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

(iii) Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 1(c)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

(iv) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

(v) Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant, when surrendered for exercise, shall be accompanied by the Assignment Form attached hereto as Annex II (the “Assignment Form”), duly executed by the Holder, and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. For the avoidance of doubt, the Company shall not be responsible for any tax which may be payable in respect of any transfers involved in the registration of any book entry or certificates for Warrant Shares or Warrants in a name other than that of the Holder.

(vi) Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

2

(d) Holder’s Exercise Limitations.

(i) The Holder shall not have the right to exercise any portion of this Warrant, pursuant to this Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, unexercised portion of this Warrant beneficially owned by the Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including any preferred stock) beneficially owned by the Holder or any of its Attribution Parties that, in the case of both (A) and (B), are subject to a limitation on conversion or exercise similar to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this Section 2(d)(i), beneficial ownership and determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(d)(i) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this Section 2(d)(i), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of shares of outstanding Common Stock as reflected in (1) the Company’s most recent periodic or annual report filed with the Securities Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) a more recent notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within three (3) Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction (as defined below) as contemplated in this Warrant.

(ii) The “Beneficial Ownership Limitation” shall initially be 19.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(d) to an amount not to exceed 19.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of Common Stock upon exercise of this Warrant (the “Maximum Percentage”). Any increase or decrease in the Beneficial Ownership Limitation will not be effective until the (sixty-first) 61st day after such notice is delivered to the Company. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

(iii) Notwithstanding the foregoing, a Holder who opted out of the exercise limitation described in this Section 2(d) at the time this Warrant was issued shall be permitted to increase the Beneficial Ownership Limitation above the Maximum Percentage, provided that the Beneficial Ownership Limitation shall in no event exceed 19.999% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of Common Stock upon exercise of this Warrant held by the Holder.

3

Section 2 Certain Adjustments.

(a) Voluntary Adjustment by the Company. The Company may, at any time prior to the Termination Date, reduce the then current Exercise Price for a period of not less than twenty (20) Business Days (unless otherwise required by the U.S. Securities and Exchange Commission (the “Commission”), any national securities exchange on which the Warrants are listed or applicable law), provided, that the Company shall provide at least three (3) days’ prior written notice of such reduction to the Holder, provided further that any such reduction shall be identical among all of the Warrants.

(b) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a Distribution (as defined below) on its Common Stock or any other equity or equity equivalent securities payable in Common Stock (which, for the avoidance of doubt, shall not include any Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding Common Stock into a smaller number of shares or (iv) issues by reclassification of Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 2(b) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or Distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification; provided that if such record date is fixed and such dividend is not fully paid or such Distribution is not fully made on the date fixed therefor, the Exercise Price shall be recomputed accordingly as of the close of business on such record date and thereafter such Exercise Price shall be adjusted pursuant to this Section 2(b) to reflect the actual payment of such dividends or Distributions.

(c) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 2(a) and Section 2(b) above, if at any time the Company grants, issues or sells any rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including, without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights; provided, however, to the extent that the Holder could at such time exercise this Warrant, in whole or in part, and participate in any such Purchase Right without resulting in the Holder’s beneficial ownership of Common Stock exceeding the Beneficial Ownership Limitation, then such Purchase Right to such extent shall be held in abeyance for the Holder unless and until the Holder exercises this Warrant to such extent. When such a Purchase Right is granted, issued or sold, the Company shall promptly notify the Holder of such event and of the Purchase Rights that such Holder is entitled to receive upon exercise of the Warrant.

(d) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of its Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), then, in each such case, the Holder shall be entitled to participate in such dividend or Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant in full (without regard to any limitations on exercise hereof, including, without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such dividend or Distribution, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the participation in such dividend or Distribution, provided, however, to the extent that the Holder could at such time exercise this Warrant, in whole or in part, and participate in any such Distribution without resulting in the Holder’s beneficial ownership of Common Stock exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or beneficial ownership of such Common Stock as a result of such Distribution to such extent) and such Distribution to such extent shall be held in abeyance for the Holder unless and until such time as the Holder exercises this Warrant to such extent. When such a dividend or Distribution is made, the Company shall promptly notify the Holder of such event and of the dividend or other Distribution that such Holder is entitled to receive upon exercise of the Warrant.

4

(e) Treatment Upon a Fundamental Transaction.

(i) Upon consummation of any Fundamental Transaction at any time while this Warrant remains outstanding, this Warrant shall be automatically converted into the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitations on exercise hereof, including, without limitation, the Beneficial Ownership Limitation), the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if the Holder had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”), net of the Exercise Price in effect immediately prior to the occurrence of such Fundamental Transaction. If the holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.

(ii) “Fundamental Transaction” means any of the following occurring after the Issue Date: (A) completion of any tender offer or exchange offer (whether by the Company or another Person) pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property; (B) a merger or consolidation of the Company or a sale of all or substantially all of the assets of the Company in one or a series of related transactions, unless following such transaction or series of transactions, the holders of the Company’s securities prior to the first such transaction continue to hold at least fifty percent (50%) of the voting rights or voting equity interests in the surviving entity or acquirer of such assets; (C) a recapitalization, reorganization or other transaction involving the Company that constitutes or results in the holders of the Company’s outstanding shares as of immediately before the transaction (or series of related transactions) beneficially owning less than a majority by voting powers of the outstanding shares of the surviving or successor entity as of immediately after the transaction; (D) consummation of a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the Exchange Act with respect to the Company; or (E) the acquisition by any “person” (together with his, her or its Affiliates) or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), directly or indirectly, of the beneficial ownership (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) of outstanding shares of capital stock and/or other equity securities of the Company, in a single transaction or series of related transactions (including, without limitation, one or more tender offers or exchange offers), representing more than fifty percent (50%) of the voting power of, or economic interests in, the then outstanding shares of capital stock of the Company.

(f) Calculations. All calculations under this Section 2 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 2, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(g) Notice to Holder of Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 2, the Company shall promptly deliver to the Holder a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

(h) Notice to Holder of Certain Transactions. In the event the Company shall propose to (i) distribute any dividend or other distribution to all holders of its Common Stock or options, warrants or other rights to receive such dividend or distribution, (ii) offer to all holders of its Common Stock rights to subscribe for or to purchase any securities convertible into shares of Common Stock or shares of stock of any class or any other securities, rights or options, (iii) effect any capital reorganization, reclassification, consolidation or merger, (iv) effect the voluntary or involuntary dissolution, liquidation or winding-up of the Company or (v) make a tender offer or exchange offer with respect to the Common Stock, the Company shall promptly deliver to the Holder a notice of such proposed action or offer, which shall specify the record date for the purposes of such dividend, distribution or rights, or the date such issuance or event is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall briefly indicate the effect, if any, of such action on the Common Stock and on the number and kind of any other shares of stock and on property, if any, and the number of shares of Common Stock and other property, if any, issuable upon exercise of each Warrant and the Exercise Price after giving effect to any such adjustment pursuant to Section 2 if required as a result of such action. Such notice shall be given as promptly as possible and, in any case, not less than fourteen (14) days prior to the date of the taking of such action, or participation therein, by the holders of Common Stock.

5

Section 3 Transfer of Warrant.

(a) Subject to the Holder’s appropriate compliance with the restrictive legend on this Warrant and the transfer restrictions set forth herein, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with an Assignment Form duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer; provided, however, that no Warrants for fractional Warrants shall be transferred. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such Assignment Form and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within two (2) Trading Days of the date the Holder delivers an Assignment Form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 3(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Issue Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

(c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose, in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

(d) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 4 [Registration Rights.1

(a) Registration Statement. (i) The Company shall file, within six months of the Issue Date, a registration statement for a shelf registration on Form S-3 (the “Form S-3 Shelf”), or if Company is ineligible to use a Form S-3 Shelf, a registration statement for a shelf registration on Form S-1 (the “Form S-1 Shelf,” and together with the Form S-3 Shelf (and any Subsequent Shelf Registration Statement (as defined below)), each, a “Shelf” or “Registration Statement”), in each case, covering the resale of all the Warrant Shares (determined as of two (2) Business Days prior to such filing) on a delayed or continuous basis; provided the Holder shall have delivered to the Company all reasonably requested information regarding the Holder and its beneficial ownership of Warrant Shares not later than five (5) Business Days prior to the filing of the Registration Statement. The Shelf shall provide for the resale of the Warrant Shares pursuant to any method or combination of methods legally available to, and requested by, any holder of the Warrants.

_______________________________

1 To be included in the Warrant for the Lenders, but to be included in a separate Registration Rights Agreement for the other Warrant holders.

6

(b) Effectiveness of Registration Statement. The Company shall use its commercially reasonable best efforts to cause the Shelf to become effective as soon as practicable after such filing, but no later than the earlier of (A) forty-five (45) days after the filing thereof (or, in the event the Commission reviews and has written comments to the Registration Statement, ninety (90) days following the filing thereof), (B) the fifth (5th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review, or (C) if the day determined under clause (A) or clause (B) falls on a Saturday, Sunday or other day that the Commission is closed for business, the next Business Day immediately following the day determined under clause (A) or clause (B) on which the Commission is open for business (the date determined under clause (A), (B) and (C), the “Effectiveness Deadline”). The Company shall maintain a Shelf in accordance with the terms of this Agreement, and shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements as may be necessary to keep such Shelf continuously effective, available for use and in compliance with the provisions of the Securities Act with respect to the Warrant Shares held by a Holder until the later of (i) such time as all Warrant Shares issuable to such Holder have been sold, transferred or otherwise disposed of pursuant to a Registration Statement or Rule 144, or (ii) such time as all remaining Warrant Shares held by, or issuable to, such Holder may be sold pursuant to Rule 144 without regard to any volume or manner of sale requirement thereunder and all restrictive legends on Warrants and/or Warrant Shares have been removed.

(c) Conversion of Registration Statement. In the event the Company files a Form S-1 Shelf, the Company shall use its commercially reasonable efforts to convert the Form S-1 Shelf (and any Subsequent Shelf Registration Statement (as defined below)) to a Form S-3 Shelf as soon as practicable after the Company is eligible to use Form S-3.

(d) Continued Effectiveness. If any Shelf ceases to be effective under the Securities Act for any reason at any time during the period described in Section 4(b) and while there are any Warrants outstanding, the Company shall use its commercially reasonable best efforts to as promptly as is reasonably practicable cause such Shelf to again become effective under the Securities Act (including using its commercially reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness of such Shelf), and shall use its commercially reasonable best efforts to obtain as promptly as is reasonably practicable, amend such Shelf in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf or file an additional registration statement as a Shelf Registration (a “Subsequent Shelf Registration Statement”) registering the resale of all shares of the Warrant Shares from time to time, and pursuant to any method or combination of methods legally available to, and requested by, any holder whose Warrant Shares are included therein. Any such Subsequent Shelf Registration Statement shall be on Form S-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Shelf Registration Statement shall be on another appropriate form.

If a Subsequent Shelf Registration Statement is filed, the Company shall use its commercially reasonable best efforts to (i) cause such Subsequent Shelf Registration Statement to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof and (ii) keep such Subsequent Shelf Registration Statement continuously effective and available for use for the remainder of the period set forth in Section 4(b).

(e) Notice of Stop Order. The Company shall provide to the Holder prompt written notice of any time that (i) the Commission has issued a stop order with respect to the Registration Statement, (ii) the Commission otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or (iii) the Company has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently.

(f) Expenses. In connection with any registration pursuant to this Section 4 (each, a “Registration”), the Company shall pay any applicable filing fee with respect to the Registration Statement and any Subsequent Registration Statement, and the its own direct costs, including the professional fees of its own counsel and independent registered accountants. Each Holder shall bear the cost of its own counsel, other advisors and any broker or other intermediary involved in any resale.

(g) Updating Registration Statement. Upon receipt of written notice from the Company that a Registration Statement or prospectus contains a Misstatement, the Holder shall forthwith discontinue disposition of securities pursuant to such Registration Statement or prospectus until it has received copies of a supplemented or amended prospectus correcting the Misstatement (and the Company covenants to prepare and file such supplement or amendment as soon as practicable after giving such notice), or until it is advised in writing by the Company that the use of the prospectus may be resumed.

7

(h) Adverse Disclosure. If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company, the Company may, upon giving prompt written notice of such action to the Holder, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event more than twice or an aggregate of ninety (90) days in any twelve (12)-month period, determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under the preceding sentence, the Holder agrees to suspend, immediately upon its receipt of the notice referred to above, its use of the prospectus relating to such Registration in connection with any sale or offer to sell of securities pursuant to such Registration Statement or prospectus. The Company shall immediately notify the Holder of the expiration of any period during which it exercised its rights under this Section 4.

(i) Indemnification. The Company agrees to indemnify and hold harmless the Holder, its officers, managers, directors, trustees, equityholders, beneficiaries, affiliates, agents and representatives and each Person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, losses, liabilities and expenses (including attorneys’ fees) (or actions in respect thereto) caused by, resulting from, arising out of or based upon (A) any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or similar document incident to any Registration, qualification, compliance or sale effected pursuant to this Section 4 or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws, and will reimburse, as incurred, the Holder, its officers, managers, directors, trustees, equityholders, beneficiaries, affiliates, agents and representatives and each Person who controls such Holder (within the meaning of the Securities Act) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action. Notwithstanding the foregoing, the Company will not be liable in any such case to the extent that any such claim, damage, loss, liability or expense are caused by or arises out of or is based on any untrue statement or omission made in reliance and in conformity with written information furnished to the Company by or on behalf of the Holder expressly for use therein. The Company shall indemnify the underwriters (within the meaning of the Securities Act), their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing sentence with respect to the indemnification of the Holder.

(j) Restrictive Legends. The Company shall, upon the Holder’s request, deliver all the necessary documentation to cause the Company’s transfer agent to remove any restrictive legend on the Warrants or Warrant Shares, as promptly as practicable and no later than two (2) Business Days after such request, when the Warrants or Warrant Shares are sold pursuant to Rule 144 under the Securities Act or the Registration, in each case in accordance with customary practice and in each case upon receipt by the Company of customary certifications from the Holder and any broker or other intermediary involved in the sale as to Holder’s and such broker’s or intermediary’s compliance with Rule 144 of the Registration. In connection therewith, if required by the Company’s transfer agent, the Company will, at its sole cost and expense, promptly cause an opinion of counsel in customary form to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent that authorize and direct the transfer agent to deliver such Warrants or Warrant Shares without any such legend. If restrictive legends are no longer required for the Warrants or Warrant Shares pursuant to the foregoing, the Company shall, reasonably promptly following any request therefor from a Holder accompanied by such customary and reasonably acceptable representations and other documentation referred to above establishing that restrictive legends are no longer required, deliver to the transfer agent irrevocable instructions that the transfer agent shall make a new, unlegended entry for the securities.

(k) For purposes of this Section 4:

(i) “Adverse Disclosure” means any public disclosure of material non-public information, which information the Company has a bona fide business purpose (including confidentiality obligations) for not making such information public, and which disclosure, in the good faith determination of the board of directors of the Company, after consultation with counsel to the Company, (a) would be required to be made in any Registration Statement or prospectus in order for the applicable Registration Statement or prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, and (b) would not be required to be made at such time if the Registration Statement were not being filed, and (c) the Company has a bona fide business purpose for not making such information public; and

8

(ii) “Misstatement” means an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or prospectus, or necessary to make the statements in a prospectus, in the light of the circumstances under which they were made, not misleading.]

Section 5 Miscellaneous.

(a) No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 1(c)(i), except as expressly set forth in Section 2.

(b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and security reasonably satisfactory to it (which shall not include the posting of any bond), and upon surrender and cancellation of such Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of such Warrant.

(c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

(d) Authorized Shares.

(i) The Company covenants that (A) during the period the Warrant is outstanding it will reserve from its authorized and unissued shares of Common Stock a sufficient number of shares of Common Stock to provide for the issuance of the Warrant Shares upon the exercise of this Warrant; and (B) the Company will take all such actions as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company’s officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of this Warrant are fully authorized to do so. All Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of this Warrant and payment of the Exercise Price for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). If at any time prior to the Termination Date the number and kind of authorized but unissued shares of the Company’s Common Stock shall not be sufficient to permit exercise in full of this Warrant, the Company will as promptly as practicable take such corporate action as may, in the opinion of its counsel, be reasonably necessary to increase its authorized but unissued shares to such number of shares as shall be sufficient for such purposes.

(ii) Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its Certificate of Incorporation or through any recapitalization, reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment.

(e) Jurisdiction. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflict of laws.

(f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, may have restrictions upon resale imposed by state and federal securities laws.

9

(g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(h) Notices. All notices and other communications under this Warrant must be in writing and are deemed duly delivered when (i) if delivered personally or by nationally recognized overnight courier service (costs prepaid), upon delivery, (ii) if sent by facsimile, upon confirmation of transmission, or (iii) if sent by mail, upon the earlier of (A) receipt or rejection by the addressee and (B) three (3) days after mailing by United States of America certified or registered mail, postage prepaid and with return receipt requested, in each case to the following addresses or facsimile numbers and marked to the attention of the individual (by name or title) designated below (or to such other address, facsimile number or individual as a party may designate by notice to the other parties):

If to the Company:

Inseego Corp.

9605 Scranton Road, Ste 300

San Diego, CA 92121

Attention: Dennis Calderon

E-Mail: dennis.calderon@inseego.com

With a copy (which will not constitute notice) to:

[•]
[Address]

Attention: [•]
Fax: [•] E-mail: [•]

If to the Holder:

[•]Attention: [•]

E-mail: [•]

(i) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

(j) Successors and Assigns. Subject to applicable securities laws and the restrictions on transfer described herein, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

10

(k) Amendment. This Warrant may be modified, amended or the provisions hereof waived with the written consent of the Company, on the one hand, and the Holder, on the other hand.

(l) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, rule or regulation (including those of NASDAQ) but if any provision of this Warrant shall be prohibited by or invalid under applicable law, rule or regulation, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant and the Company shall use commercially reasonable efforts to take such actions so as to bring such provision into compliance with such law, rule or regulation.

(m) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

Section 6 Certain Definitions. For purposes of this Warrant, the following terms shall have the following meanings:

(a) “Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common Control with, such Person, as such terms are used in and construed under Rule 405 promulgated under the Securities Act.

(b) “Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

(c) “Control” (including the terms “controlling”, “controlled by” or “under common Control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

(d) “NASDAQ” means The Nasdaq Stock Market.

(e) “Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

(f) “Trading Day” means a day on which NASDAQ is open for trading.

(g) “Trading Market” means whichever of the New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

(h) “Transfer Agent” means the transfer agent for the Common Stock.

[Signature Page to Follow]

11

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

INSEEGO CORP.

By: /s/

Name: [•]

Title: [•]

AGREED AND ACCEPTED BY

By: /s/

Name:
Title:

12

ANNEX I

NOTICE OF EXERCISE

TO: INSEEGO CORP.

(1) The undersigned hereby elects to purchase [●] Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full) and tenders herewith payment of the Exercise Price in full, together with all applicable transfer taxes, if any.

(2) The Holder intends that payment of the aggregate Exercise Price shall be made pursuant to Section 1(b) with respect to [●] Warrant Shares for an aggregate Exercise Price of $[●] (equal to $[•] per Warrant Share)

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

(4) The Warrant Shares shall be delivered to the following DWAC Account Number: [●]

(5) The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

Name of Investing Entity:_____________________________

By: _____________________________

[Signature of Authorized Signatory of Investing Entity]

Name of Authorized Signatory: ___________________________

Title of Authorized Signatory: ____________________________

Date: ____________________________

13

ANNEX II

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name (Please Print):

Address (Please Print):

Phone Number:

Email Address:

Dated:

Holder’s Signature: ______________________

Holder’s Address: ______________________

                                  ______________________

                                  ______________________

                                  ______________________

14